EXHIBIT 24.1

POWER OF ATTORNEY

I hereby constitute and appoint Michael A. Bless and Jesse E. Gary, and each of them severally, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit and any and all amendments (including supplements, post-effective amendments and amendments filed pursuant to 462(b) under the Securities Act of 1933) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do or perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or of his substitute or substitutes, may lawfully do to cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2019.

/s/ Andrew Michelmore
Name: Andrew Michelmore
Director
Century Aluminum Company

POWER OF ATTORNEY

I hereby constitute and appoint Michael A. Bless and Jesse E. Gary, and each of them severally, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit and any and all amendments (including supplements, post-effective amendments and amendments filed pursuant to 462(b) under the Securities Act of 1933) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do or perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or of his substitute or substitutes, may lawfully do to cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2019.

/s/ Jarl Berntzen
Name: Jarl Berntzen
Director
Century Aluminum Company

POWER OF ATTORNEY

I hereby constitute and appoint Michael A. Bless and Jesse E. Gary, and each of them severally, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit and any and all amendments (including supplements, post-effective amendments and amendments filed pursuant to 462(b) under the Securities Act of 1933) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do or perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or of his substitute or substitutes, may lawfully do to cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2019.

/s/ Errol Glasser
Name: Errol Glasser
Director
Century Aluminum Company

POWER OF ATTORNEY

I hereby constitute and appoint Michael A. Bless and Jesse E. Gary, and each of them severally, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit and any and all amendments (including supplements, post-effective amendments and amendments filed pursuant to 462(b) under the Securities Act of 1933) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do or perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or of his substitute or substitutes, may lawfully do to cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2019.

/s/ Wilhelm van Jaarsveld
Name: Wilhelm van Jaarsveld
Director
Century Aluminum Company